--------------------------------------------------------
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND    Annual report
--------------------------------------------------------

[GRAPHIC OMITTED]

January 31, 1998

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

--------------------------------------------------------------------------------

               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1997 - JANUARY 31, 1998

Investment Objective: Colonial North Carolina Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

Portfolio Manager Commentary: "Bond market conditions improved during the period and the Fund was well-positioned to take advantage of declining interest rates. In addition, North Carolina's growing economy, strong management and cash reserves supported good price performance for many of the State's bond issuers." -- Brian Hartford

               Colonial North Carolina Tax-Exempt Fund Performance

                                                    Class A     Class B  Class C(1)
   Inception date                                    9/1/93     9/1/93    8/1/97
--------------------------------------------------------------------------------
   Distributions declared per share(2)               $0.370     $0.316    $0.168
--------------------------------------------------------------------------------
   SEC yields on 1/31/98(3)                            3.90%      3.34%     3.62%
--------------------------------------------------------------------------------
   Taxable-equivalent SEC yields(4)                    7.00%      6.00%     6.50%
--------------------------------------------------------------------------------
   12-month total returns, assuming reinvestment      10.10%      9.28%     3.69%
   of all distributions and no sales charge or
   contingent deferred sales charge (CDSC)(5)
--------------------------------------------------------------------------------
   Net asset value per share on 1/31/98               $7.45      $7.45     $7.45
--------------------------------------------------------------------------------

(1)Class C share total return is cumulative since inception on August 1, 1997.

(2)A portion of the Fund's income may be subject to the alternative minimum tax.

(3)The 30-day SEC yields on January 31, 1998, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Adviser or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.36% for Class A shares, 2.76% for Class B shares and 2.72% for Class C shares.

(4)Taxable-equivalent SEC yields are based on the maximum effective 44.3% federal and North Carolina income tax rates.

(5)Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

Quality Breakdown (as of 1/31/98)
 .......................................
AAA ..............................38.6%
AA ...............................35.1%
A ................................20.7%
Non-rated .........................1.8%
Short-term obligations ............3.8%

Top Five Sectors
(as of 1/31/98)
 .......................................
Local Appropriated................21.3%
Refunded..........................17.7%
General Obligations...............13.2%
Housing...........................13.1%
Education..........................6.3%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial North Carolina Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended January 31, 1998.

                                                                         [PHOTO]

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. By mid-April, economic growth appeared to slow while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets: the smallest annual increase in inflation since 1964 and the first predicted Federal budget surplus in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys, and the market's performance to lag. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

Since the Fund's inception, the Adviser has voluntarily waived certain expenses. The Adviser is continuing to waive certain fees; however, effective January 1, 1998, it is doing so at a lower rate.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial North Carolina Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in North Carolina's economic expansion.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

Brian Hartford is portfolio manager of Colonial North Carolina Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Fund was poised to take advantage of improving investment environment

During the first half of the period, interest rates rose in response to unanticipated strength in the auto, housing and manufacturing sectors. However, by mid-April we saw signs of improving conditions for bond prices -- economic growth was slowing and inflation continued to be low. In addition, Congress agreed to a balanced budget plan that further calmed fixed-income markets. Because many signs suggested that the rising interest rate environment was behind us, we shifted the Fund's focus to investments that were more sensitive to changes in interest rates, such as bonds with longer maturities. We expected that as rates fell, these bonds would outperform, which they did. However, near the end of the period, some of these securities became overpriced. As this became apparent, we sold some of our holdings to take advantage of the mismatch between price and value.

Fund's increased sensitivity to interest rates translated into good performance

The Fund generated a 12-month total return of 10.10% for Class A shares, based on net asset value. In comparison, the average North Carolina municipal bond fund as measured by Lipper Analytical Services, Inc. was 9.85%.(1) The Fund's benchmark, the Lehman Brothers Municipal Bond Index, had a total return of 10.11%. The good performance was due primarily to the Fund's strategic shift into a larger-than-average concentration in securities that have a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

North Carolina continued to enjoy top bond ratings and a vibrant economy

North Carolina's top bond rating of Aaa by Moody's Investors Service reflects the State's increasingly diversified and growing economy, conservative budgetary and debt practices, and significant financial reserves. North Carolina continued to experience economic growth in many sectors, although by year-end the State's growth no longer outpaced that of the nation. In 1997, estimates for the State's economic output have been revised upward, the unemployment rate remained below that of the nation, and construction and housing activity were strong. Employment in the financial industries sector continued to expand as North Carolina banks such as First Union and NationsBank continued along an aggressive acquisition path, moving the State from a regional to a national banking center. High technology and a concentration of national research universities also created employment growth, particularly in the Research Triangle surrounding Raleigh and Durham. While the State's outlook is

--------------------------------------------------------------------------------
generally good, North Carolina may be vulnerable to Asia's woes during the months ahead. The State's computer products, apparel and textiles may come under price pressure from Asian competitors amid foreign currency weakness that enhances Asian firms' price advantage. However, the State is well-positioned financially to manage an economic slowdown.

Positive outlook ahead for the economy

We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Declining interest rates are positive for bond prices. When interest rates go down, bond prices generally increase, and that has been the case in the current market rally. This effect has been reflected in your Fund as well, with the net asset value of your shares rising, while dividend distributions have gradually declined. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecast for 1998, we expect this trend in the bond market to continue. Even with a decreased yield, current income outpaces inflation even before the tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

As the heavy level of refunding and year-end tax-exempt supply is absorbed by the market, we expect new issuance to be steady and more manageable. We may see another round of refunding issues if interest rates fall significantly lower. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer good after-tax returns.

(1)Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper North Carolina Municipal Debt category. The Fund's (Class A shares) ranking for the one-year period is in the 2nd quartile (rated 13 out of 37 funds), and in the 1st quartile for the three-year period (rated 6 out of 33 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------

         Colonial North Carolina Tax-Exempt Fund Investment Performance

                Change in Value of $10,000 from 9/1/93 -- 1/31/98
               Based on NAV and POP for Class A Shares and NAV and
                       applicable CDSC for Class B Shares


[The following table was originally a mountain graph in the printed materials.]

CNCTEF                     NAV             POP          Lehman
------                     ---             ---          ------

Aug 31, 93               10000            9525           10000
Sep 30, 93               10070            9592           10114
Oct 31, 93               10061            9583           10133
Nov 30, 93                9957            9484           10044
Dec 31, 93               10164            9681           10256
Jan 31, 94               10222            9736           10373
Feb 28, 94                9900            9430           10105
Mar 31, 94                9315            8872            9693
Apr 30, 94                9415            8968            9775
May 31, 94                9529            9076            9860
Jun 30, 94                9477            9027            9800
Jul 31, 94                9621            9164            9979
Aug 31, 94                9667            9208           10014
Sep 30, 94                9502            9051            9867
Oct 31, 94                9253            8814            9692
Nov 30, 94                9029            8600            9516
Dec 31, 94                9305            8863            9726
Jan 31, 95                9654            9195           10004
Feb 28, 95                9991            9516           10295
Mar 31, 95               10111            9631           10413
Apr 30, 95               10130            9649           10426
May 31, 95               10397            9903           10758
Jun 30, 95               10208            9723           10664
Jul 31, 95               10287            9798           10765
Aug 31, 95               10377            9884           10902
Sep 30, 95               10468            9971           10971
Oct 31, 95               10665           10158           11130
Nov 30, 95               10892           10375           11315
Dec 31, 95               11030           10506           11424
Jan 31, 96               11093           10566           11510
Feb 29, 96               10973           10451           11432
Mar 31, 96               10822           10308           11286
Apr 30, 96               10794           10281           11254
May 31, 96               10827           10313           11250
Jun 30, 96               10924           10405           11372
Jul 31, 96               11019           10496           11475
Aug 31, 96               11037           10513           11473
Sep 30, 96               11197           10665           11633
Oct 31, 96               11309           10772           11765
Nov 30, 96               11518           10971           11980
Dec 31, 96               11440           10896           11929
Jan 31, 97               11457           10913           11952
Feb 28, 97               11571           11022           12062
Mar 31, 97               11428           10885           11901
Apr 30, 97               11510           10964           12001
May 31, 97               11675           11120           12181
Jun 30, 97               11791           11231           12311
Jul 31, 97               12121           11546           12652
Aug 31, 97               12024           11453           12533
Sep 30, 97               12158           11581           12682
Oct 31, 97               12226           11646           12764
Nov 30, 97               12328           11743           12839
Dec 31, 97               12532           11936           13026
Jan 31, 98               12614           12015           13160

CNCTEF-B                   NAV          w/CDSC          Lehman
--------                   ---          ------          ------

Aug 31, 93               10000           10000           10000
Sep 30, 93               10064           10064           10114
Oct 31, 93               10049           10049           10133
Nov 30, 93                9938            9938           10044
Dec 31, 93               10138           10138           10256
Jan 31, 94               10190           10190           10373
Feb 28, 94                9863            9863           10105
Mar 31, 94                9274            9274            9693
Apr 30, 94                9368            9368            9775
May 31, 94                9475            9475            9860
Jun 30, 94                9418            9418            9800
Jul 31, 94                9554            9554            9979
Aug 31, 94                9594            9594           10014
Sep 30, 94                9425            9425            9867
Oct 31, 94                9171            9171            9692
Nov 30, 94                8943            8943            9516
Dec 3l, 94                9211            9211            9726
Jan 31, 95                9551            9551           10004
Feb 28, 95                9878            9878           10295
Mar 31, 95                9991            9991           10413
Apr 30, 95               10004           10004           10426
May 31, 95               10261           10261           10758
Jun 30, 95               10069           10069           10664
Jul 31, 95               10140           10140           10765
Aug 31, 95               10223           10223           10902
Sep 30, 95               10306           10306           10971
Oct 31, 95               10494           10494           11130
Nov 30, 95               10711           10711           11315
Dec 31, 95               10840           10840           11424
Jan 31, 96               10894           10894           11510
Feb 29, 96               10770           10770           11432
Mar 31, 96               10615           10615           11286
Apr 30, 96               10581           10581           11254
May 31, 96               10606           10606           11250
Jun 30, 96               10695           10695           11372
Jul 31, 96               10781           10781           11475
Aug 31, 96               10792           10792           11473
Sep 30, 96               10941           10941           11633
Oct 31, 96               11045           11045           11765
Nov 30, 96               11242           11242           11980
Dec 31, 96               11158           11158           11929
Jan 31, 97               11168           11168           11952
Feb 28, 97               11273           11273           12062
Mar 31, 97               11126           11126           11901
Apr 30, 97               11199           11199           12001
May 31, 97               11352           11352           12181
Jun 30, 97               11458           11458           12311
Jul 31, 97               11772           11772           12652
Aug 31, 97               11670           11670           12533
Sep 30, 97               11793           11793           12682
Oct 31, 97               11852           11852           12764
Nov 30, 97               11943           11943           12839
Dec 31, 97               12133           12133           13026
Jan 31, 98               12205           12006           13160

A hypothetical $10,000 investment in Class C shares made on August 1, 1997 (inception) at net asset value (NAV) would have been valued at $10,369 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $10,269 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          Average Annual Total Returns
                             As of January 31, 1998
--------------------------------------------------------------------------------
                         Class A Shares      Class B Shares    Class C Shares(1)
Inception                     9/1/93             9/1/93             8/1/97
                          NAV       POP       NAV     w/CDSC      NAV    w/CDSC

--------------------------------------------------------------------------------
1 year                   10.10%    4.87%     9.28%     4.28%       --       --
--------------------------------------------------------------------------------
3 years                   9.33     7.57      8.52      7.66        --       --
--------------------------------------------------------------------------------
10 years (or life)        5.39     4.24      4.61      4.22      3.69%    2.69%
--------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 3% for 3 years and 2% since inception. The CDSC for Class C shares is 1% since inception.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1998 (IN THOUSANDS)

MUNICIPAL BONDS - 95.2%                                                              PAR     VALUE
===================================================================================================
 EDUCATION - 9.5%
 Education - 6.3%
 East Carolina University,
  Series 1994,
                                                                6.200%   11/01/15   $  475   $  522
 State Educational Facilities Finance
  Agency, Duke University, Series C,
                                                                6.750%   10/01/21    1,235    1,356
 Wake Forest University,
                                                                5.000%   11/01/17      250      248
                                                                                             ------
                                                                                              2,126
                                                                                             ------

 Student Loan - 3.2%
 State Education Assistance Authority,
  Series 1996 C,
                                                                6.350%   07/01/16    1,000    1,096
                                                                                             ------

 ...................................................................................................
 HEALTHCARE - 5.0%
 Hospitals
 Charlotte-Mecklenburg Hospital
  Authority:
                                                                5.000%   01/15/17      750      737
                                                                6.250%   01/01/20      640      692
  Series 1996-A,
                                                                5.750%   01/15/21      250      264
                                                                                             ------
                                                                                              1,693
                                                                                             ------

 ...................................................................................................
 HOUSING - 13.0%
 Multi - Family - 10.5%
 Eastern Carolina Regional Housing
  Authority, New River Apartments-Jacksonville,
  Series 1994,
                                                                8.250%   09/01/14      250      263
 North Wilkesboro Housing
  Development Corp.,
  Series 1995-A,
                                                                6.350%   10/01/22    1,745    1,858
 State Housing Finance Agency,
  Series F,
                                                                6.600%   07/01/17    1,340    1,447
                                                                                             ------
                                                                                              3,568
                                                                                             ------

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                                 PAR    VALUE
=====================================================================================
 HOUSING - CONT.
 Single Family - 2.5%
 State Housing Finance Agency:
  Series KK,
                                              5.500%   03/01/09       $  305   $  321
  Series W,
                                              6.450%   09/01/14          485      521
                                                                               ------
                                                                                  842
                                                                               ------

 .....................................................................................
 OTHER - 17.5%
 Refunded/Escrowed (a)
 Eastern Municipal Power Agency,
  Series 1991-A,
                                              6.500%   01/01/18        1,500    1,798
 Lincoln County,
  Lincoln County Hospital,
                                              9.000%   05/01/07          270      328
 State Medical Care Commission,
  Mercy Hospital,
  Series 1992,
                                              6.500%   08/01/15(b)     2,000    2,229
 State Municipal Power Agency,
  Catawba No. 1,
  Series 1990,
                                              5.500%   01/01/13(b)     1,000    1,070
 Wake County,
  Series 1993,
                                              5.125%   10/01/13          500      522
                                                                               ------
                                                                                5,947
                                                                               ------

 .....................................................................................
 TAX-BACKED - 38.6%
 Local Appropriated - 21.1%
 Chapel Hill, Parking Facilities,
  Series 1994,
                                              6.450%   12/01/23          500      548
 Charlotte,
  Cityfair Parking Facility,
  Series 1994-A,
                                              6.125%   06/01/10          430      468
 Charlotte-Mecklenburg Law Project,
  Series 1993-B,
                                              5.375%   06/01/13          700      718
 Cumberland County,
  Civic Center Project,
  Series 1995-A,
                                              6.400%   12/01/24        2,000    2,241

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
Durham County,
 Hospital & Office Facilities:
                                          5.000%    05/01/14   $  750   $  753
 Series 1994,
                                           6.000%    05/01/14    1,000    1,080
Harnett County,
 Harnett County Projects,
 Series 1994,
                                           6.400%    12/01/14      250      282
Randolph County,
 Randolph County Project,
 Series 1995,
                                           5.300%    06/01/15      500      513
Rowan County,
 Justice Center Project,
 Series 1992,
                                           6.250%    12/01/07      500      557
                                                                         ------
                                                                          7,160
                                                                         ------

Local General Obligations - 2.8%
Mecklenberg County,
                                           4.500%    02/01/16    1,000      958
                                                                         ------

Special Income-Property Tax - 3.8%
Commonwealth of Puerto Rico
 Highway & Transportation Authority,
 Series W,
                                           5.500%    07/01/09(b)   240      265
State Centennial Authority,
 Arena Project:
                                           5.000%    09/01/10(b)   500      517
                                           5.125%    09/01/19      500      498
                                                                         ------
                                                                          1,280
                                                                         ------
State Appropriated - 0.6%
Commonwealth of Puerto Rico
 Public Buildings Authority,
 Series 1993-M, stepped coupon,
 (5.700% 07/01/98)                         3.750%    07/01/16(c)   200      206
                                                                         ------

State General Obligations - 10.3%
Commonwealth of Puerto Rico:
 Series 1994,
                                           6.400%    07/01/11      500      569
                                           6.500%    07/01/23      500      572
 Series 1996,
                                           6.500%    07/01/14    1,000    1,184

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                                PAR     VALUE
=====================================================================================
 TAX BACKED - CONT.
 State General Obligations - Cont.
 Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority, Series 1995,
                                               6.250%    07/01/12   $ 1,000   $ 1,157
                                                                              -------
                                                                                3,482
                                                                              -------

 .....................................................................................
 UTILITY - 11.6%
 Investor Owned - 3.2%
 Wake County Industrial Facilities &
  Pollution Control Financing Authority,
  Carolina Power & Light Co., Series 1983,
                                               6.900%    04/01/09     1,010     1,081
                                                                              -------

 Joint Power Authority - 0.9%
 Eastern Municipal Power Agency,
  Series 1996-A,
                                               5.700%    01/01/16       300       319
                                                                              -------

 Municipal Electric - 2.8%
 University of North Carolina at Chapel Hill,
                                               (d)       08/01/13     2,000       953
                                                                              -------

 Water & Sewer - 4.7%
 Asheville, Series 1996,
                                               5.625%    08/01/16       500       531
 Charlotte, Series 1994,
                                               5.800%    02/01/15     1,000     1,076
                                                                              -------
                                                                                1,607
                                                                              -------

TOTAL MUNICIPAL BONDS - (cost of $30,284)                                      32,318
                                                                              -------

OPTIONS - 0.0%                                                    CONTRACTS
=====================================================================================
 March 1998 Treasury Bond Put,
 Strike price 118, Expiration 02/21/98
 (cost of $26)                                                        3,500         2

 March 1998 Treasury Bond Call,
 Strike price 124, Expiration 02/21/98
 (cost of $18)                                                        1,500         5

 March 1998 Treasury Bond Call,
 Strike price 126, Expiration 02/21/98
 (cost of $11)                                                        2,500         2
                                                                              -------

TOTAL OPTIONS (cost of $55)                                                         9
                                                                              -------

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost of $30,339) (e)                                      $32,327
                                                                             -------

SHORT-TERM OBLIGATIONS - 3.8%                                        PAR
=====================================================================================
VARIABLE RATE DEMAND NOTES (f)
 Craven County Industrial Facilities &
  Pollution Control Financing Authority,
  John Hancock Resource Recovery, Inc:
  Series B,
                                               3.800%   05/01/11   $   600       600
  Series C,
                                               3.800%   05/01/11       200       200
 Halifax County Industrial Facilities
  & Pollution Control Authority,
  Westmoreland Coal Co.,
                                               3.800%   12/01/19       300       300
 LA. State Offshore Terminal Authority,
  Loop, Inc.,
                                               3.650%   09/01/06       200       200
                                                                             -------

TOTAL SHORT-TERM OBLIGATIONS                                                   1,300
                                                                             -------

OTHER ASSETS & LIABILITIES, NET - 1.0%                                           320
=====================================================================================

NET ASSETS - 100%                                                            $33,947
                                                                             =======

NOTES TO INVESTMENT PORTFOLIO:
================================================================================

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(b) These securities, or a portion thereof, with a total market value of $1,592, are being used to collateralize open futures contracts.

(c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(d)   Zero coupon bond.

(e)   Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.

Short futures contracts open at January 31, 1998:

                       Par value                           Unrealized
                      covered by          Expiration      appreciation
     Type              contracts             month         at 01/31/98
================================================================================
 Treasury Bond           600                 March            $    7
                                                              ------

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1998

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $30,339)                              $ 32,327
Short-term obligations                                              1,300
                                                                 --------
                                                                   33,627
Receivable for:
  Interest                                           $ 396
  Fund shares sold                                      39
  Variation margin on futures                            2
Deferred organization expenses                           3
Other                                                   85            525
                                                     -----       --------
    Total Assets                                                   34,152

LIABILITIES
Payable for:
  Distributions                                        122
  Fund shares repurchased                               54
Payable to Adviser                                      22
Accrued :
  Deferred Trustees fees                                 2
Other                                                    5
                                                     -----
    Total Liabilities                                                 205
                                                                 --------

NET ASSETS                                                       $ 33,947
                                                                 ========

Net asset value & redemption price per share -
Class A ($16,425/2,205)                                          $   7.45
                                                                 ========
Maximum offering price per share - Class A
($7.45/0.9525)                                                   $   7.82(a)
                                                                 ========
Net asset value & offering price per share -
Class B ($17,348/2,329)                                          $   7.45(b)
                                                                 ========
Net asset value & offering price per share -
Class C ($174/23)                                                $   7.45(b)
                                                                 ========

COMPOSITION OF NET ASSETS
Capital paid in                                                  $ 33,232
Undistributed net investment income                                    35
Accumulated net realized loss                                      (1,315)
Net unrealized appreciation on:
  Investments                                                       1,988
  Open futures contracts                                                7
                                                                 --------
                                                                 $ 33,947
                                                                 ========

(a)   On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                                $ 1,874

EXPENSES
Management fee                                       $ 167
Service fee                                             53
Distribution fee - Class B                             128
Distribution fee - Class C                              (a)
Transfer agent                                          53
Bookkeeping fee                                         27
Trustees fee                                            11
Custodian fee                                            5
Audit fee                                               22
Legal fee                                                4
Registration fee                                        19
Reports to shareholders                                  6
Amortization of deferred
  organization expenses                                  7
Other                                                    7
                                                     -----
                                                       509
Custodian credits earned                                (3)
Fees and expenses waived or borne
   by the Adviser                                     (216)
Fees waived by the Distributor - Class C                (a)                 290
                                                     -----              -------
       Net Investment Income                                              1,584
                                                                        -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                          280
  Closed futures contracts                            (158)
                                                     -----
       Net Realized Gain                                                    122
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                        1,360
  Open futures contracts                                (1)
                                                     -----
       Net Unrealized Appreciation                                        1,359
                                                                        -------
           Net Gain                                                       1,481
                                                                        -------
Increase in Net Assets from Operations                                  $ 3,065
                                                                        =======

(a) Rounds to less than one.

See notes to financial statements.

          STATEMENT OF CHANGES IN NET ASSETS


                                                            Year ended
(in thousands)                                              January 31
                                                   ============================
INCREASE (DECREASE) IN NET ASSETS                  1998 (a)             1997
Operations:
Net investment income                              $ 1,584              $ 1,627
Net realized gain                                      122                  173
Net unrealized appreciation (depreciation)           1,359                 (883)
                                                   -------              -------
    Net Increase from Operations                     3,065                  917
Distributions:
From net investment income - Class A                  (839)                (822)
From net investment income - Class B                  (744)                (812)
From net investment income - Class C                    (2)                  --
                                                   -------              -------
                                                     1,480                 (717)
                                                   -------              -------
Fund Share Transactions:
Receipts for shares sold - Class A                   1,398                2,864
Value of distributions reinvested - Class A            487                  481
Cost of shares repurchased - Class A                (2,710)              (2,302)
                                                   -------              -------
                                                      (825)               1,043
                                                   -------              -------
Receipts for shares sold - Class B                   1,432                2,087
Value of distributions reinvested - Class B            368                  421
Cost of shares repurchased - Class B                (2,630)              (3,291)
                                                   -------              -------
                                                      (830)                (783)
                                                   -------              -------
Receipts for shares sold - Class C                     171                   --
Value of distributions reinvested - Class C              2                   --
                                                   -------              -------
                                                       173                   --
                                                   -------              -------
    Net Increase (Decrease) from Fund
      Share Transactions                            (1,482)                 260
                                                   -------              -------
        Total Decrease                                  (2)                (457)

NET ASSETS
Beginning of period                                 33,949               34,406
                                                   -------              -------
End of period (including undistributed
  net investment income of $35 and $24,
  respectively)                                    $33,947              $33,949
                                                   =======              =======

(a)   Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                    STATEMENT OF CHANGES IN NET ASSETS CONT.

                                                            Year ended
                                                           January 31
                                                   ============================
                                                    1998 (a)              1997
NUMBER OF FUND SHARES
Sold - Class A                                         193                  405
Issued for distributions reinvested - Class A           67                   68
Repurchased - Class A                                 (374)                (328)
                                                   -------              -------
                                                      (114)                 145
                                                   -------              -------
Sold - Class B                                         198                  297
Issued for distributions reinvested - Class B           50                   60
Repurchased - Class B                                 (366)                (467)
                                                   -------              -------
                                                      (118)                (110)
                                                   -------              -------
Sold - Class C                                          23                   --
Issued for distributions reinvested - Class C           (b)                  --
                                                   -------              -------
                                                        23                   --
                                                   -------              -------

(a)   Class C shares were initially offered on August 1, 1997.

(b)   Rounds to less than one.

See notes to financial statements.

                         Notes to Financial Statements

                                JANUARY 31, 1998

NOTE 1. ACCOUNTING POLICIES
 ................................................................................

Organization: Colonial North Carolina Tax Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade Municipal bonds. The Fund may issue an unlimited number of shares. The The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Deferred organization expenses: The Fund incurred $31,806 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

              Average Net Assets     Annual Fee Rate
              ------------------     ---------------
              First $2 billion            0.50%
              Over $2 billion             0.45%

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $4,107 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $50,197 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

              Valuation of shares              Annual
              outstanding on the 20th of        Fee
              each month which were issued      Rate
              ----------------------------      ----
              Prior to November 30, 1994        0.10%
              On or after December 1, 1994      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets. Through December 31, 1997, the expense limit was 0.30% of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,586 of custodian fees have been reduced by balance credits applied during the year ended January 31, 1998. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 3. PORTFOLIO INFORMATION
 ................................................................................

Investment activity: During the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations, were $7,392,405 and $9,754,782, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation   $ 2,046,613
   Gross unrealized depreciation       (58,179)
                                   -----------
     Net unrealized appreciation   $ 1,988,434
                                   ===========

Capital loss carryforwards: At January 31, 1998, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of            Capital loss
              expiration          carryforward
              ----------          ------------
               2003                $  63,000
               2004                  735,000
               2005                  124,000
                                   ---------
                                   $ 922,000
                                   =========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION - CONT.
 ................................................................................

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
 ................................................................................

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                         FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Year ended January 31
                                         =====================================
                                                       1998
                                          Class A     Class B     Class C  (b)
                                         ---------   ---------   ---------
Net asset value -
   Beginning of period                    $ 7.120     $ 7.120     $ 7.350
                                          -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                0.373       0.319       0.168(c)
Net realized and
  unrealized gain                           0.327       0.327       0.100
                                          -------     -------     -------
   Total from Investment
      Operations                            0.700       0.646       0.268
                                          -------     -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                        (0.370)     (0.316)     (0.168)
                                          -------     -------     -------
Net asset value -
   End of period                          $ 7.450     $ 7.450     $ 7.450
                                          =======     =======     =======
Total return  (d)(e)                        10.10%       9.28%       3.69%(f)
                                          =======     =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses  (g)                                0.49%       1.24%       0.96%(c)(h)
Net investment
  income  (g)                                5.11%       4.36%       4.55%(c)(h)
Fees and expenses waived
  or borne by the
  Adviser (g)                                0.64%       0.64%       0.63%(h)
Portfolio turnover                             23%         23%         23%
Net assets at end
  of period (000)                         $16,425     $17,348     $   174

(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
                                          $ 0.047     $ 0.047     $ 0.047

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

(h)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     Year ended January 31
                                               ==================================================================
                                                           1997                                1996
                                                 Class A            Class B           Class A          Class B
                                               -----------        -----------       -----------       -----------
Net asset value -
   Beginning of period                         $     7.270        $     7.270       $     6.680       $     6.680
                                               -----------        -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                         0.376              0.322             0.386             0.334
Net realized and
  unrealized gain (loss)                            (0.150)            (0.150)            0.588             0.588
                                               -----------        -----------       -----------       -----------
   Total from Investment
      Operations                                     0.226              0.172             0.974             0.922
                                               -----------        -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                 (0.376)            (0.322)           (0.384)           (0.332)
                                               -----------        -----------       -----------       -----------
Net asset value -
   End of period                               $     7.120        $     7.120       $     7.270       $     7.270
                                               ===========        ===========       ===========       ===========
Total return  (c)(d)                                  3.29%              2.51%            14.91%            14.07%
                                               ===========        ===========       ===========       ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.45%(f)           1.20% (f)         0.33% (f)         1.08% (f)
Net investment
  income                                              5.29%(f)           4.54% (f)         5.47% (f)         4.72% (f)
Fees and expenses waived
  or borne by the
  Adviser                                             0.66%(f)           0.66% (f)         0.76% (f)         0.76% (f)
Portfolio turnover                                      38%                38%               34%               34%
Net assets at end
  of period (000)                              $    16,522        $    17,427       $    15,813       $    18,593

(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                   $ 0.047        $     0.047       $     0.053       $     0.053

(b)   The Fund commenced investment operations on September 1, 1993.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(g)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                Year ended                Period ended
                January 31                 January 31
         ======================     =========================
                  1995                       1994 (b)
          Class A       Class B       Class A         Class B
         --------     ---------     ---------       ---------

         $  7.500     $   7.500     $   7.500       $   7.500
         --------     ---------     ---------       ---------


            0.396         0.345         0.164           0.141

           (0.822)       (0.822)           --              --
         --------     ---------     ---------       ---------

           (0.426)       (0.477)        0.164           0.141
         --------     ---------     ---------       ---------


           (0.394)       (0.343)       (0.164)         (0.141)
         --------     ---------     ---------       ---------

         $  6.680     $   6.680     $   7.500       $   7.500
         ========     =========     =========       =========
            (5.55)%       (6.27)%        2.22% (e)       1.90% (e)
         ========     =========     =========       =========


             0.12%         0.87%         0.10% (g)       0.85% (g)

             5.83%         5.08%         4.91% (g)       4.16% (g)


             0.93%         0.93%         1.20% (g)       1.20% (g)
               37%           37%            1% (g)          1% (g)

         $ 14,189     $  17,169     $  13,710       $   9,934


         $  0.063     $   0.063     $   0.040       $   0.040

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
     COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial North Carolina Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .......... press 1

For account information ........................................... press 2

To speak to a service representative .............................. press 3

For yield and total return information ............................ press 4

For duplicate statements or new supply of checks .................. press 5

To order duplicate tax forms and year-end statements .............. press 6
(February through May)

To review your options at any time during your call ............... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial North Carolina Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998

       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

       Visit us at www.libertyfunds.com          NC-02/792E-0198 M (3/98) 98/235

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